Exhibit 10(b)16
Unit Power Sales Agreement
THIS AGREEMENT, made, entered into, and effective as of this 10th day of June, 1982, as amended from time to time thereafter, and as revised to comply with Federal Energy Regulatory Commission (“FERC”) Opinion Nos. 446 and 446-A and FERC Order No.614, between and among Entergy Arkansas, Inc. (“EAI”), Entergy Louisiana, Inc. (“ELI”), Entergy Mississippi, Inc. (“EMI”), Entergy New Orleans, Inc. (“ENOI”) and System Energy Resources, Inc. (“System Energy”),
WITNESSETH THAT:
WHEREAS, System Energy was incorporated on February 11, 1974 under the laws of the State of Arkansas to own certain future generating capacity for the Entergy System, of which EAI, ELI, EMI and ENOI (“System Companies”) are members; and
WHEREAS, System Energy has accordingly undertaken the ownership and financing of an undivided interest in, and construction of, the Grand Gulf Generating Station, a one-unit, nuclear-fueled electric generating station on the east bank of the Mississippi River near Port Gibson, Mississippi (“Project”); and
WHEREAS, the System Companies own and operate electric generating, transmission and distribution facilities in Arkansas, Louisiana and Mississippi and generate, transmit and sell electric energy both at retail and wholesale in such states; and
WHEREAS, System Energy has agreed to sell to EAI, ELI, EMI and ENOI (“Purchasers”) specified percentages of all of the capacity and energy available to System Energy from the Project, and the System Companies have agreed to join with System Energy, before the date Unit 1 of the Project is placed in service, in executing an agreement which will set forth in detail the terms and conditions for the sale of such capacity and energy by System Energy to the System Companies; and
WHEREAS, Unit 1 is expected to be placed in commercial operation in the first quarter of 1983;
NOW, THEREFORE, System Energy and the System Companies mutually understand and agree as follows:
1.System Energy shall, subject to the terms and conditions of this Agreement, make available, or cause to be made available, to the Purchasers all of the capacity and energy which shall be available to System Energy at the Project, including test energy produced during the course of the construction and testing of Unit 1 of the Project (“Power”).
2.The Purchasers shall, subject to the terms and conditions of this Agreement, be entitled to receive all of the Power which shall be available to System Energy at the Project in accordance with their respective Entitlement Percentages. The Entitlement Percentages are as follows:

Entitlement Percentages
Unit No. 1
EAI	36%
ELI	14%
EMI	33%
ENOI	17%
100%

3.Commencing with the earlier of (a) the date of commercial operation of the Unit or (b) December 31, 1984 and continuing monthly thereafter until this Agreement is terminated pursuant to the provisions of Section 9 hereof, in consideration of the right to receive its Entitlement Percentage of such Power from the unit, each Purchaser will pay System Energy an amount determined pursuant to the Monthly Grand Gulf Power Charge Formula, which is attached hereto as Appendix 1.
1.The performance of the obligations of System Energy hereunder shall be subject to the receipt and continued effectiveness of all authorizations of governmental regulatory authorities at the time necessary to permit System Energy to perform its duties and obligations hereunder, including the receipt and continued effectiveness of all authorizations by governmental regulatory authorities at the time necessary to permit the completion by System Energy of the construction of the Project, the operation of the Project, and for System Energy to make available to the Purchasers all of the Power available to System Energy at the Project. System Energy shall use its best efforts to secure and maintain all such authorizations by governmental regulatory authorities.
2.System Energy shall operate and maintain the Project in accordance with good utility practice. Outages for inspection, maintenance, refueling, repairs and replacements shall be scheduled in accordance with good utility practice and, insofar as practicable, shall be mutually agreed to by System Energy and the Purchasers.
3.Delivery of Power sold to the Purchasers pursuant to this Agreement shall occur at the Project’s step-up transformer and shall be made in the form of three-phase, sixty hertz alternating current at a nominal voltage of 500 kilovolts. System Energy will supply and maintain all necessary metering equipment for determining the quantity and conditions of delivery under this Agreement. System Energy will furnish to the Purchasers such summaries of meter reading and other metering information as may reasonably be requested.
4.Monthly bills shall be calculated in accordance with the provisions of the Monthly Grand Gulf Power Charge Formula, attached hereto as Appendix 1.
5.Nothing contained herein shall be construed as affecting in any way the right of System Energy to unilaterally make application to FERC for a change in the rates contained herein or any other term or condition of this Agreement under Section 205 of the Federal Power Act and pursuant to FERC Rules and Regulations promulgated thereunder.
6.No Purchaser shall be entitled to set off against any payment required to be made by it under this Agreement (a) any amounts owed by System Energy to any Purchaser or (b) the amount of any claim by any Purchaser against System Energy. The foregoing, however, shall not affect in any other way the rights and remedies of any Purchaser with respect to any such amounts owed to any Purchaser by System Energy or any such claim by any Purchaser against System Energy.
7.The invalidity and unenforceability of any provision of this Agreement shall not affect the remaining provisions hereof.
8.This Agreement shall continue until terminated by mutual agreement of all parties hereto.
9.This Agreement shall be binding upon the parties hereto and their successors and assigns, but no assignment hereof, or of any right to any funds due or to become due under this Agreement, shall in any event relieve either any Purchaser or System Energy of any of their respective obligations hereunder, or, in the case of the Purchasers, reduce to any extent their entitlement to receive all of the Power available to System Energy from time to time at the Project.
10.The agreements herein set forth have been made for the benefit of the Purchasers and System Energy and their respective successors and assigns and no other person shall acquire or have any right under or by virtue of this Agreement.
11.The Purchasers and System Energy may, subject to the provisions of this Agreement, enter into a further agreement or agreements between the Purchasers and System Energy, setting forth detailed terms and provisions relating to the performance by the Purchasers and System Energy of their respective obligations under this Agreement. No agreement entered into under this Section 12 shall, however, alter to any substantive degree the obligations of any party to this Agreement in any manner inconsistent with any of the foregoing sections of this Agreement.
12.Each of the Purchasers shall, at any time and from time to time, be entitled to assign all of its right, title and interest in and to all of the power to which any of them shall be entitled under this Agreement, but no Purchaser shall, by such assignment, be relieved of any of its obligations and duties under this Agreement except through the payment to System Energy, by or on behalf of such Purchaser, of the amount or amounts which such Purchaser shall be obligated to pay pursuant to the terms of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written

SYSTEM ENERGY RESOURCES, INC., formerly MIDDLE SOUTH ENERGY, INC. By:/S/F W. Lewis
ENTERGY ARKANSAS, INC., formerly ARKANSAS POWER & LIGHT COMPANY By:/S/Jerry Maulden
ENTERGY LOUISIANA, INC., formerly LOUISIANA POWER & LIGHT COMPANY By:/S/J. Wyatt
ENTERGY MISSISSIPPI, INC., formerly MISSISSIPPI POWER & LIGHT COMPANY By:/S/D. C. Lutkin
ENTERGY NEW ORLEANS, INC., formerly NEW ORLEANS PUBLIC SERVICE INC. By:/S/James M. Cain

Appendix 1

SYSTEM ENERGY RESOURCES, INC. MONTHLY GRAND GULF POWER CHARGE FORMULA

1.	GENERAL
This Grand Gulf Power Charge Formula (“PCF”) sets out the procedures that shall be used to determine the monthly amounts which System Energy Resources, Inc. (“SERI”) shall charge Entergy Arkansas, Inc. (“EAI”); Entergy Louisiana, Inc. (“ELI”); Entergy Mississippi, Inc. (“EMI”); and Entergy New Orleans, Inc. (“ENOI”) (referred to hereafter, collectively, as “Purchasers”, or, individually, as “Purchaser”), for capacity and energy from the Grand Gulf Nuclear Station (“Grand Gulf”) pursuant to the Unit Power Sales Agreement (“UPSA”) between SERI and the Purchasers to which this document is attached as Appendix 1. The monthly charges for capacity (“Monthly Capacity Charges”) shall be determined in accordance with the provisions of Section 2 below. The monthly charges for fuel (“Monthly Fuel Charges”) shall be determined in accordance with the provisions of Section 3 below. The Monthly Capacity Charges and the Monthly Fuel Charges determined in accordance with the provisions of this PCF shall be billed to the Purchasers monthly in accordance with the provisions of Section 4 below.

2.	MONTHLY CAPACITY CHARGE
The Monthly Capacity Charge to be billed to each of the Purchasers for any service month shall be determined by applying the Monthly Capacity Charge Formula set out in Attachment A to the applicable cost data.

3.	MONTHLY FUEL CHARGE
The Monthly Fuel Charge to be billed to each of the Purchasers for any service month shall be determined by applying the Monthly Fuel Charge Formula set out in Attachment B to fuel cost data for the service month.

4.	BILLING
On or before the fifth workday of each month SERI shall render a billing to each of the Purchasers reflecting the Purchaser’s Monthly Capacity Charge and Monthly Fuel Charge for the immediately preceding service month. In addition, any applicable and appropriate adjustments shall be reflected in each of the monthly billings. The monthly billings shall be payable in immediately available funds on or before the 15th day of such month. After the 15th day of such month, interest shall accrue on any balance due to SERI, or owed by SERI, at the rate required for refunds rendered pursuant to the requirements of Section 35.19.a of the Code of Federal Regulations. Entergy Services Inc., acting as agent for SERI and the Purchasers, may prepare the necessary billings to the Purchasers and arrange for payment in accordance with the above requirements.

5.	EFFECTIVE DATE AND TERM
This PCF shall be effective for service rendered on and after December 12, 1995 and shall continue in effect until modified or terminated in accordance with the provisions of this PCF or applicable regulations or laws.

Attachment A

SYSTEM ENERGY RESOURCES, INC. MONTHLY CAPACITY CHARGE FORMULA DETERMINATION OF MONTHLY CAPACITY CHARGES MONTH, XXXX
Line No	DESCRIPTION	AMOUNT	REFERENCE/SOURCE
	CAPACITY REVENUE REQUIREMENT		Page 3, Line 1
	CREDIT, PER STIPULATION AND AGREEMENT IN DOCKET NO. FA89-28		SERI Rate Schedule FERC No. 6
	ADJUSTED CAPACITY REVENUE REQUIREMENT		Line 1 - Line 2
	MONTHLY CAPACITY CHARGE FOR EAI		36% * Line 3
	MONTHLY CAPACITY CHARGE FOR ELI		14% * Line 3
	MONTHLY CAPACITY CHARGE FOR EMI		33% * Line 3
	MONTHLY CAPACITY CHARGE FOR ENOI		17% * Line 3

Attachment A

SYSTEM ENERGY RESOURCES, INC. MONTHLY CAPACITY CHARGE FORMULA DEVELOPMENT OF RATE BASE (1) MONTH, XXXX
Line No	DESCRIPTION	AMOUNT	REFERENCE/SOURCE
	PLANT IN SERVICE		FERC Accounts 101, 106
	ACCUMULATED DEPRECIATION & AMORTIZATION		FERC Accounts 108, 111 (2)
	NET UTILITY PLANT		Line 1 Plus Line 2
	NUCLEAR FUEL		FERC Accounts 120.2-120.4
	AMORTIZATION OF NUCLEAR FUEL		FERC Account 120.5
	MATERIALS & SUPPLIES		FERC Accounts 154, 163
	PREPAYMENTS		FERC Account 165
	DEFERRED REFUELING OUTAGE COSTS		FERC Account 182.3
	ACCUMULATED DEFERRED INCOME TAXES		FERC Accounts 190, 281, 282, 283
	RATE BASE		Sum of Lines 3 - 9

NOTES:
(1)	TO BE DETERMINED BASED ON DATA AS OF THE END OF THE MONTH IMMEDIATELY PRECEDING THE CURRENT SERVICE MONTH.
(2)
THE BALANCE FOR ACCUMULATED DEPRECIATION AND AMORTIZATION IS TO BE REDUCED BY ANY DECOMMISSIONING RESERVE AND RESERVE FOR DISPOSAL OF NUCLEAR FUEL INCLUDED IN FERC ACCOUNTS 108 AND 111 WHICH REPRESENT MONIES HELD BY THIRD PARTIES.

Attachment A

SYSTEM ENERGY RESOURCES, INC. MONTHLY CAPACITY CHARGE FORMULA DEVELOPMENT OF CAPACITY REVENUE REQUIREMENT (1) MONTH, XXXX
Line No	DESCRIPTION	AMOUNT	REFERENCE/SOURCE

	CAPACITY REVENUE REQUIREMENT		Determined as described in Note 2 below.
	OPERATION & MAINTENANCE EXPENSE (3)		FERC Accounts 517, 519-525, 528-532, 556, 557, 560-573, 901-905, 920-931, 935
	DEPRECIATION EXPENSE		FERC Account 403-Excluding Decommissioning Exp
	DECOMMISSIONING EXPENSE (4)		FERC Account 403-Decommissioning Expense
	AMORTIZATION EXPENSE		FERC Accounts 404, 407.3, 407.4
	TAXES OTHER THAN INCOME TAXES		FERC Account 408.1
	CURRENT STATE INCOME TAX		Page 4, Line 18
	CURRENT FEDERAL INCOME TAX		Page 4, Line 25
	PROVISION FOR DEFERRED INCOME TAX-STATE		State Portion of FERC Accounts 410.1, 411.1 (5)
	PROVISION FOR DEFERRED INCOME TAX-FEDERAL		Federal Portion of FERC Accounts 410.1, 411.1 (5)
	INVESTMENT TAX CREDIT-NET		FERC Account 411.4
	GAINS/LOSSES ON DISPOSITION OF UTILITY PLANT		FERC Accounts 411.6, 411.7
	UTILITY OPERATING EXPENSES		Sum of Lines 2 - 12

	UTILITY OPERATING INCOME		Line 1 minus Line 13
VERIFICATION:
	RATE BASE		Page 2, Line 10
	RATE OF RETURN ON RATE BASE		12*(Line 14 / Line 16)(Must equal Line 18)

	COST OF CAPITAL		Weighted Cost Rate from Page 5, Line 6

NOTES:
1)	ALL EXPENSES ARE TO BE THOSE FOR THE CURRENT SERVICE MONTH.

2)
THE CAPACITY REVENUE REQUIREMENT FOR THE SERVICE MONTH IS THE VALUE THAT RESULTS IN A UTILITY OPERATING INCOME WHICH, WHEN DIVIDED BY THE RATE BASE (DETERMINED IN ACCORDANCE WITH PAGE 2) AND MULTIPLIED BY 12 PRODUCES A RATE OF RETURN ON RATE BASE EQUAL TO THE COST OF CAPITAL (DETERMINED IN ACCORDANCE WITH PAGE 5).

3)	EXCLUSIVE OF FUEL EXPENSE IN FERC ACCOUNT 518.

4)
SHOULD THE FERC APPROVE A CHANGE IN SYSTEM ENERGY’S SCHEDULE OF ANNUAL DECOMMISSIONING EXPENSES DURING THE SERVICE MONTH, THE MONTHLY LEVEL IN EFFECT AS OF THE END OF THE MONTH SHALL BE UTILIZED. OTHERWISE, THE AMOUNT CHARGED TO FERC ACCOUNT 403 FOR THE SERVICE MONTH SHALL BE UTILIZED, AS SHOWN ON ATTACHMENT C.

5)	RESTRICTED TO THOSE ITEMS FOR WHICH CORRESPONDING TIMING DIFFERENCES ARE INCLUDED IN THE ADJUSTMENTS TO NET INCOME BEFORE INCOME TAX (SEE PAGE 4, LINE 10).

Attachment A

SYSTEM ENERGY RESOURCES, INC. MONTHLY CAPACITY CHARGE FORMULA DEVELOPMENT OF CURRENT INCOME TAX EXPENSE MONTH, XXXX
Line No	DESCRIPTION	AMOUNT	REFERENCE/SOURCE

	CAPACITY REVENUE REQUIREMENT		Page 3, Line 1
	OPERATION & MAINTENANCE EXPENSE		Page 3, Line 2
	DEPRECIATION EXPENSE		Page 3, Line 3
	DECOMMISSIONING EXPENSE		Page 3, Line 4
	AMORTIZATION EXPENSE		Page 3, Line 5
	TAXES OTHER THAN INCOME		Page 3, Line 6
	NET INCOME BEFORE INCOME TAXES		Line 1 - (Sum of Lines 2-6)
ADJUSTMENTS TO NET INCOME BEFORE INCOME TAX:
	INTEREST SYNCHRONIZATION		Rate Base (Page 2, Line 10) * (-1) * Total Debt Rate (Page 5, Line 4)/12
	OTHER ADJUSTMENTS		See Note 1
	TOTAL ADJUSTMENTS		Line 9 plus Line 10
	TAXABLE INCOME		Line 7 plus Line 11
COMPUTATION OF STATE INCOME TAX
	STATE TAXABLE INCOME BEFORE ADJUSTMENTS		Line 12
	NET ADJUSTMENT TO STATE TAXABLE INCOME		See Note 1
	STATE TAXABLE INCOME		Line 13 plus Line 14
	STATE INCOME TAX BEFORE ADJUSTMENTS		Line 15 * Mississippi State Tax Rate(2)
	ADJUSTMENTS TO STATE TAX		See Note 1
	CURRENT STATE INCOME TAX		Sum of Lines 16 - 17

COMPUTATION OF FEDERAL INCOME TAX
	FEDERAL TAXABLE INCOME BEFORE ADJUSTMENTS		Line 12
	CURRENT STATE INCOME TAX DEDUCTION		Line 18 (Shown as deduction)
	OTHER ADJUSTMENTS TO FEDERAL TAXABLE INCOME		See Note 1
	FEDERAL TAXABLE INCOME		Sum of Lines 19-21
	FEDERAL INCOME TAX BEFORE ADJUSTMENTS		Line 22 * Federal Tax Rate(2)
	ADJUSTMENTS TO FEDERAL TAX		See Note 1
	CURRENT FEDERAL INCOME TAX		Sum of Lines 23 - 24

NOTES:
1)	ITEMS FROM MONTHLY TAX DETERMINATION THAT ARE APPROPRIATE FOR RATEMAKING PURPOSES.
2)	RATE IN EFFECT AT THE END OF THE SERVICE MONTH.

Attachment A

SYSTEM ENERGY RESOURCES, INC. MONTHLY CAPACITY CHARGE FORMULA DEVELOPMENT OF COST OF CAPITAL (1) MONTH, XXXX
LINE NO	CAPITAL SOURCE	CAPITAL AMOUNT (2)(3)	CAPITALIZATION RATIO (4)	COST RATE	WEIGHTED COST RATE (8)
	DEBT
	LONG TERM	FERC Accts 221, 224, 225, 226, 181, 189		(5)
	SHORT TERM			(6)
	TOTAL TERM			(7)
	COMMON EQUITY	FERC Accts 201, 208, 216		(SEE NOTE 9)
	TOTAL			NA

NOTES:
(1)	TO BE DETERMINED BASED ON DATA AS OF THE END OF THE MONTH IMMEDIATELY PRECEDING THE CURRENT SERVICE MONTH.
(2)	LONG TERM DEBT SHALL INCLUDE ALL ISSUES AND REFLECT THE PRINCIPAL AMOUNT.
(3)	SHORT TERM DEBT SHALL INCLUDE ONLY THAT PORTION NOT REFLECTED IN THE CALCULATION OF SERI’S RATE FOR ALLOWANCE FOR FUNDS USED DURING CONSTRUCTION.
(4)	APPLICABLE CAPITAL AMOUNT DIVIDED BY THE TOTAL CAPITAL AMOUNT.
(5)	AVERAGE COST RATE FOR ALL OUTSTANDING ISSUES INCLUDING APPLICABLE AMORTIZATION OF DEBT DISCOUNT, PREMIUM, AND EXPENSE TOGETHER WITH AMORTIZATION OF LOSS OR GAIN ON REACQUIRED DEBT.
(6)	THE AVERAGE COST RATE FOR ELIGIBLE SHORT TERM DEBT.
(7)	WEIGHTED AVERAGE COST RATE FOR LONG TERM DEBT AND SHORT TERM DEBT.
(8)	CAPITALIZATION RATIO FOR THE APPLICABLE CAPITAL SOURCE MULTIPLIED BY THE CORRESPONDING COST RATE.
(9)	THE COMMON EQUITY COST RATE SHALL BE AS FOLLOWS:
A.FOR SERVICE FROM DECEMBER 12, 1995 THROUGH JULY 30, 2000 THE RATE SHALL BE 10.58%.
B.FOR SERVICE AFTER JULY 30, 2000 THE RATE SHALL BE 10.94%.

Attachment B

SYSTEM ENERGY RESOURCES, INC. MONTHLY FUEL CHARGE FORMULA MONTH, XXXX
Line No	DESCRIPTION	AMOUNT	REFERENCE/SOURCE

	FUEL EXPENSE FOR APPLICABLE SERVICE MONTH		FERC Account 518
	MONTHLY FUEL CHARGE FOR EAI		36% * Line 1
	MONTHLY FUEL CHARGE FOR ELI		14% * Line 1
	MONTHLY FUEL CHARGE FOR EMI		33% * Line 1
	MONTHLY FUEL CHARGE FOR ENOI		17% * Line 1

Attachment C

System Energy Resources, Inc. Grand Gulf Decommissioning Model Revenue Requirements Summary ($000)
		Revenue Requirements
Line No	Year	Owned Portion	Leased Portion	Total
1	1995	6,813	1,208	8,021
2	1996	11,195	1,997	13,192
3	1997	11,195	1,997	13,192
4	1998	11,195	1,997	13,192
5	1999	11,195	1,997	13,192
6	2000	11,195	1,997	13,192
7	2001	13,624	2,431	16,055
8	2002	13,624	2,431	16,055
9	2003	13,624	2,431	16,055
10	2004	13,624	2,431	16,055
11	2005	13,624	2,431	16,055
12	2006	16,590	2,960	19,550
13	2007	16,590	2,960	19,550
14	2008	16,590	2,960	19,550
15	2009	16,590	2,960	19,550
16	2010	16,590	2,960	19,550
17	2011	20,184	3,601	23,785
18	2012	20,184	3,601	23,785
19	2013	20,184	3,601	23,785
20	2014	20,184	3,601	23,785
21	2015	20,184	2,101	22,285
22	2016	24,550	0	24,550
23	2017	24,550	0	24,550
24	2018	24,550	0	24,550
25	2019	24,550	0	24,550
26	2020	24,550	0	24,550
27	2021	29,878	0	29,878
28	2022	17,429	0	17,429
29	2023	0	0	0
30	2024	0	0	0
31	2025	0	0	0
32	2026	0	0	0
33	2027	0	0	0
34	2028	0	0	0
35	2029	0	0	0
36	2030	0	0	0
37	2031	0	0	0